CoBiz Financial Announces First Quarter 2013 Results

Reports 40% increase in diluted earnings per common share

Denver -- CoBiz Financial Inc. (NASDAQ: COBZ), a financial services company with $2.6 billion in assets, announced net income available to common shareholders of $5.5 million for the first quarter of 2013, or $0.14 per diluted common share. Net income available to common shareholders for the first quarter of 2012 was $3.8 million, or $0.10 per diluted common share.

Return on average assets for the first quarter of 2013 improved to 0.94% from 0.75% in the first quarter of 2012, and return on average shareholders’ equity increased to 9.43% for the first quarter of 2013 from 8.12% for the prior-year quarter.

Financial Highlights – First quarter 2013

•	Income available to common shareholders increased by 45% from the first quarter of 2012.
•	The net interest margin (NIM) expanded five basis points from the fourth quarter of 2012 (linked-quarter), driven by strong loan growth in the prior linked-quarter.
•	Continued credit improvement led to a provision reversal of $1.6 million for the current quarter.
•	Seasonally softer noninterest income was recognized after a strong fourth quarter of 2012.

Financial Summary

	Quarter ended			1Q13 change vs.
(in thousands, except per share amounts)	1Q13	4Q12	1Q12	4Q12		1Q12
Net interest income before provision	$23,185	$23,204	$23,303	$(19)	(0.1)%	$(118)	(0.5)%
Provision for loan losses	(1,590)	(337)	(70)	(1,253)	371.8%	(1,520)	2,171.4%
Net interest income after provision	24,775	23,541	23,373	1,234	5.2%	1,402	6.0%
Total noninterest income	6,476	10,672	6,917	(4,196)	(39.3)%	(441)	(6.4)%
Total noninterest expense	22,581	23,208	23,411	(627)	(2.7)%	(830)	(3.5)%
Net income before income taxes	8,670	11,005	6,879	(2,335)	(21.2)%	1,791	26.0%
Provision for income taxes	2,794	3,927	2,380	(1,133)	(28.9)%	414	17.4%
Income from continuing operations	5,876	7,078	4,499	(1,202)	(17.0)%	1,377	30.6%
Discontinued operations, net of tax	173	453	41	(280)	(61.8)%	132	322.0%
Net income	6,049	7,531	4,540	(1,482)	(19.7)%	1,509	33.2%
Preferred stock dividends	(514)	(664)	(717)	150	(22.6)%	203	(28.3)%
Net income available to common shareholders	$5,535	$6,867	$3,823	$(1,332)	(19.4)%	$1,712	44.8%

Diluted earnings per common share	$0.14	$0.17	$0.10	$(0.03)	(17.6)%	$0.04	40.0%

KEY RATIOS
Net interest margin	3.94%	3.89%	4.23%
Efficiency ratio	75.80%	70.30%	76.77%
Return on average assets	0.94%	1.15%	0.75%
Return on average shareholders' equity	9.43%	11.77%	8.12%
Noninterest income as a percentage of operating revenues	21.83%	31.50%	22.89%

“I am pleased with the increase in quarterly results over the prior-year quarter,” said chairman and CEO Steve Bangert. “On the heels of a strong fourth quarter, we saw loan growth level off during the first quarter as much of the loan activity was accelerated into 2012.  While loan growth was relatively flat this period, average loans were up $83 million, helping to support our net interest margin. I remain encouraged by the level of success we have seen and I am confident that our marketing efforts will translate into loan generation.”

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Loans

•	Loans at March 31, 2013, were $1.9 billion, an increase of $247.4 million, or 14.7%, from the prior-year quarter. On a linked-quarter basis, loan growth was relatively flat.
•	The Commercial & Industrial (C&I) portfolio had the greatest growth during the period, and totaled $742.2 million, or 38.5% of total loans at March 31, 2013.

	Quarter ended			1Q13 change vs.
(in thousands)	1Q13	4Q12	1Q12	4Q12		1Q12
LOANS
Commercial & industrial	$742,239	$729,442	$594,812	$12,797	1.8%	$147,427	24.8%
Owner-occupied real estate	438,118	434,384	429,666	3,734	0.9%	8,452	2.0%
Investor real estate	451,053	445,993	376,028	5,060	1.1%	75,025	20.0%
Land acquisition & development	38,054	53,562	58,218	(15,508)	(29.0)%	(20,164)	(34.6)%
Real estate - construction	46,346	67,022	57,422	(20,676)	(30.8)%	(11,076)	(19.3)%
Consumer	157,973	149,638	116,833	8,335	5.6%	41,140	35.2%
Other	52,023	46,391	45,468	5,632	12.1%	6,555	14.4%
Total loans	$1,925,806	$1,926,432	$1,678,447	$(626)	(0.0)%	$247,359	14.7%

•

New loans of $78.6 million were added during the first quarter and advances on existing lines totaled $72.5 million. The Company believes that new credit extended during the first quarter of 2013 was tempered by the elevated level of fourth quarter 2012 activity.

•	New and advanced loans were offset by paydowns and maturities of $150.9 million during the first quarter of 2013.

	Quarter ended
(in thousands)	1Q13	4Q12	3Q12	2Q12	1Q12
Loans - beginning balance	$1,926,432	$1,811,407	$1,766,688	$1,678,447	$1,637,424
New credit extended	78,587	205,723	134,767	164,414	96,251
Credit advanced	72,487	82,306	54,642	77,683	72,540
Paydowns & maturities	(150,878)	(172,540)	(141,705)	(152,017)	(124,456)
Gross loan charge-offs	(822)	(464)	(2,985)	(1,839)	(3,312)
Loans - ending balance	$1,925,806	$1,926,432	$1,811,407	$1,766,688	$1,678,447

Net change - loans outstanding	$(626)	$115,025	$44,719	$88,241	$41,023
Net change, excluding charge-offs	196	115,489	47,704	90,080	44,335

•	Gross credit commitments were relatively flat on a linked-quarter basis but increased by $89.9 million, or 9.2%, from March 31, 2012.
•

Total line utilization decreased to 37.9% from 38.2% on a linked-quarter basis and 40.1% at March 31, 2012; C&I line utilization rates increased to 37.7% from 36.8% on a linked-quarter basis but decreased from 40.3% at March 31, 2012.

Investment Securities

•	The Company had investment securities available for sale with a carrying value of $545.9 million at March 31, 2013, a $12.3 million decrease from December 31, 2012.
•	The unrealized gain on the investment portfolio increased $0.4 million from December 31, 2012 to $17.2 million at March 31, 2013.

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Deposits and Customer Repurchase Agreements (Repo)

•

Deposit and Customer Repo balances at March 31, 2013 were $2.2 billion, an increase of $167.5 million from the prior-year quarter.  On a linked-quarter basis, customer funding seasonally declined by $67.2 million.

•	However, noninterest-bearing demand accounts held stable at 40.4% of total deposits on a linked-quarter basis and increased from 38.0% at March 31, 2012.

	Quarter ended			1Q13 change vs.
(in thousands)	1Q13	4Q12	1Q12	4Q12		1Q12
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
NOW and money market	$846,204	$866,250	$768,620	$(20,046)	(2.3)%	$77,584	10.1%
Interest-bearing demand	118,085	118,433	115,377	(348)	(0.3)%	2,708	2.3%
Savings	11,429	24,813	10,978	(13,384)	(53.9)%	451	4.1%
Certificates of deposits under $100,000	29,889	30,058	32,231	(169)	(0.6)%	(2,342)	(7.3)%
Certificates of deposits $100,000 and over	143,529	148,184	165,798	(4,655)	(3.1)%	(22,269)	(13.4)%
Reciprocal CDARS	81,631	82,127	87,978	(496)	(0.6)%	(6,347)	(7.2)%
Total interest-bearing deposits	1,230,767	1,269,865	1,180,982	(39,098)	(3.1)%	49,785	4.2%
Noninterest-bearing demand deposits	834,337	859,395	722,982	(25,058)	(2.9)%	111,355	15.4%
Customer repurchase agreements	124,882	127,887	118,499	(3,005)	(2.3)%	6,383	5.4%
Total deposits and customer repurchase agreements	$2,189,986	$2,257,147	$2,022,463	$(67,161)	(3.0)%	$167,523	8.3%

Allowance for Loan and Credit Losses and Credit Quality

•

Nonperforming assets (NPAs) were $39.2 million at March 31, 2013, as compared to $30.3 million at December 31, 2012. The increase was driven by two credits transferred to nonaccrual status during the first quarter of 2013. The credits were previously internally classified with specific allocated reserves.

•	Although NPAs increased from the prior linked-quarter end, classified loans decreased from the linked- and prior-year quarter ends by 16.7% and 43.3%, respectively.
•	Due to the reduction in problem loans, a provision for loan loss reversal of $1.6 million was recorded during the first quarter of 2013.
•

The Company recognized net loan charge-offs of $0.4 million in the first quarter of 2013, compared to net charge-offs of $2.8 million in the first quarter of 2012 and net recoveries of $0.8 million in the fourth quarter of 2012.

•	As a result of the improvement in credit quality measures, the Allowance for Loan and Credit Losses (Allowance) to loan ratio decreased to 2.33% at March 31, 2013.
•	The coverage of Allowance to nonperforming loans was 145.6% at March 31, 2013.

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	Quarter ended
(in thousands)	1Q13	4Q12	1Q12
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$46,866	$46,437	$55,629
Provision for loan losses	(1,590)	(337)	(70)
Net recovery (charge-off)	(402)	766	(2,781)
Ending allowance for loan losses	$44,874	$46,866	$52,778

Beginning allowance for credit losses	$-	$35	$35
Provision for credit losses	-	(35)	-
Ending allowance for credit losses	$-	$-	$35

Total provision for loan and credit losses	$(1,590)	$(372)	$(70)

CREDIT QUALITY
Nonaccrual loans	$30,420	$19,677	$27,941
Loans 90 days or more past due and accruing interest	407	35	-
Total nonperforming loans	30,827	19,712	27,941
OREO and repossessed assets	8,420	10,577	17,224
Total nonperforming assets	$39,247	$30,289	$45,165

Performing renegotiated loans	$31,619	$43,321	$27,184
Classified loans	$67,677	$81,205	$119,378

ASSET QUALITY MEASURES
Nonperforming assets to total assets	1.50%	1.14%	1.84%
Nonperforming loans to total loans	1.60%	1.02%	1.66%
Nonperforming loans and OREO to total loans and OREO	2.03%	1.56%	2.66%
Allowance for loan and credit losses to total loans (excluding loans held for sale)	2.33%	2.43%	3.15%
Allowance for loan and credit losses to nonperforming loans	145.57%	237.75%	189.02%

Shareholders’ Equity

•

Total shareholders’ equity was $263.5 million at March 31, 2013, increases of $6.5 million and $23.9 million from the linked- and prior-year quarter ends, respectively, as a result of positive retained earnings.

•	Tangible common equity increased to 7.7% of tangible assets at March 31, 2013 from 7.3% at March 31, 2012.
•	The Board of Directors of the Company declared a quarterly cash dividend of $0.03 per common share. The dividend will be paid on May 6, 2013 to shareholders of record on April 29, 2013.

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	Quarter ended
(in thousands, except per share amounts)	1Q13	4Q12	1Q12
EQUITY MEASURES
Common shareholders' equity	$206,179	$199,713	$182,291
Total shareholders' equity	263,517	257,051	239,629

Common shares outstanding at period end	40,197	39,790	39,697

Book value per common share	$5.13	$5.02	$4.59
Tangible book value per common share *	$5.05	$4.93	$4.51

Tangible common equity to tangible assets *	7.75%	7.40%	7.29%
Tangible equity to tangible assets *	9.94%	9.56%	9.63%
Tier 1 capital ratio	**	14.29%	14.93%
Total-risk based capital ratio	**	16.51%	17.28%

* See accompanying reconciliation of non-GAAP measures to GAAP
** Ratios unavailable at the time of release.

Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis of $23.8 million for the first quarter of 2013 was relatively flat compared to the prior linked-quarter.
•

NIM for the first quarter of 2013 expanded by five basis points on a linked-quarter basis to 3.94%, primarily due to an improvement in the earning asset mix from strong loan growth in the prior linked-quarter.

•	Average earning assets of $2.45 billion increased $17.7 million on a linked-quarter basis.
•

The average net loan portfolio increased $83.0 million, while average federal funds sold and interest earning deposits decreased $42.3 million, and average investments decreased $23.0 million, in each case on a linked-quarter basis.

•	The yield on average earning assets increased three basis points to 4.27% from 4.24% on a linked-quarter basis.
•	The rate paid on average interest-bearing liabilities decreased four basis points on a linked-quarter basis from 0.81% to 0.77%.

Noninterest Income

•	As a percentage of total operating revenue, noninterest income decreased to 21.8% for the first quarter of 2013 from 22.9% for the first quarter of 2012 and 31.5% reported in the linked-quarter.
•

The linked-quarter decrease in noninterest income is primarily attributable to lower investment banking revenue, as well as less income earned on the sale of customer interest rate swaps (reported in other income).

•

The decrease in noninterest income from the prior-year quarter is mainly due to lower revenue recognized on equity method investments (reported in other income).  In the first quarter of 2013, the Company recorded $0.3 million in equity method income versus $1.4 million in the first quarter of 2012.

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	Quarter ended			1Q13 change vs.
(in thousands)	1Q13	4Q12	1Q12	4Q12		1Q12
Noninterest income:
Deposit service charges	$1,328	$1,220	$1,244	$108	8.9%	$84	6.8%
Investment advisory income	1,112	1,109	967	3	0.3%	145	15.0%
Insurance income	2,510	2,341	2,410	169	7.2%	100	4.1%
Investment banking income	66	3,358	74	(3,292)	(98.0)%	(8)	(10.8)%
Other income	1,460	2,644	2,222	(1,184)	(44.8)%	(762)	(34.3)%
Total noninterest income	$6,476	$10,672	$6,917	$(4,196)	(39.3)%	$(441)	(6.4)%

Operating Expenses

•	The Company’s efficiency ratio for the first quarter of 2013 was 75.8% compared to 76.8% for the first quarter of 2012 and 70.3% for the fourth quarter of 2012.
•

The decrease in compensation-related expenses over the linked-quarter is attributed to reduced bonus accruals for the bank and investment banking segment corresponding with the decline in linked-quarter revenue levels.

•	The reduction in other operating expenses from the linked- and prior-year quarters is primarily due to a reduction in loan workout and OREO expenses.
•	In the first quarter of 2013, the Company recorded a nominal net gain on OREO, investments and other assets.

	Quarter ended			1Q13 change vs.
(in thousands)	1Q13	4Q12	1Q12	4Q12		1Q12
Noninterest expense:
Salaries and employee benefits	$14,484	$15,526	$14,675	$(1,042)	(6.7)%	$(191)	(1.3)%
Stock-based compensation expense	748	450	480	298	66.2%	268	55.8%
Occupancy expenses, premises and equipment	3,304	3,393	3,436	(89)	(2.6)%	(132)	(3.8)%
Amortization of intangibles	200	193	133	7	3.6%	67	50.4%
Other operating expenses	3,926	4,331	4,234	(405)	(9.4)%	(308)	(7.3)%
(Gain) loss on OREO, repossessed assets and other	(70)	(242)	419	172	(71.1)%	(489)	(116.7)%
(Gain) loss on investment securities	(11)	(443)	34	432	(97.5)%	(45)	(132.4)%
Total noninterest expense	$22,581	$23,208	$23,411	$(627)	(2.7)%	$(830)	(3.5)%

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, April 19, 2013, at 9:00 am MDT with Steve Bangert, CoBiz chairman and CEO. The call can be accessed via the Internet at http://www.videonewswire.com/event.asp?id=93127 or by telephone at 877.493.9121, (conference ID # 29505003). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance.  Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

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Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $2.6 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides commercial banking services through Colorado Business Bank and Arizona Business Bank; wealth planning and investment management through CoBiz Wealth Management; property and casualty insurance brokerage and employee benefits through CoBiz Insurance; and investment banking services through Green Manning & Bunch.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements.  Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•

Our ability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.

•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•	Our net interest margin may be negatively impacted if we are unable to profitably deploy excess cash into higher yielding loans or investments.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•	Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.
•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.
March 31, 2013
(unaudited)

	Three months ended March 31,
(in thousands, except per share amounts)	2013	2012
INCOME STATEMENT DATA
Interest income	$26,052	$26,594
Interest expense	2,867	3,291
NET INTEREST INCOME BEFORE PROVISION	23,185	23,303
Provision for loan losses	(1,590)	(70)
NET INTEREST INCOME AFTER PROVISION	24,775	23,373
Noninterest income	6,476	6,917
Noninterest expense	22,581	23,411
INCOME BEFORE INCOME TAXES	8,670	6,879
Provision for income taxes	2,794	2,380
NET INCOME FROM CONTINUING OPERATIONS	5,876	4,499
Income from discontinued operations, net of tax	173	41
NET INCOME	$6,049	$4,540

Preferred stock dividends	(514)	(717)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$5,535	$3,823

EARNINGS PER COMMON SHARE
BASIC	$0.14	$0.10
DILUTED	$0.14	$0.10

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,197	39,697
Book value per common share	$5.13	$4.59
Tangible book value per common share *	$5.05	$4.51
Tangible common equity to tangible assets *	7.75%	7.29%
Tangible equity to tangible assets *	9.94%	9.63%

* See accompanying Non-GAAP reconciliation.

PERIOD END BALANCES
Total assets	$2,620,512	$2,458,289
Loans	1,925,806	1,678,447
Intangible assets	3,373	3,239
Deposits	2,065,103	1,903,964
Subordinated debentures	93,150	93,150
Common shareholders' equity	206,179	182,291
Total shareholders' equity	263,517	239,629
Interest-earning assets	2,449,800	2,284,829
Interest-bearing liabilities	1,487,799	1,460,302

BALANCE SHEET AVERAGES
Average assets	$2,616,170	$2,424,709
Average loans	1,914,542	1,647,846
Average deposits	2,060,274	1,886,707
Average subordinated debentures	93,150	93,150
Average shareholders' equity	260,030	224,899
Average interest-earning assets	2,447,867	2,248,628
Average interest-bearing liabilities	1,494,590	1,444,649

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CoBiz Financial Inc.
March 31, 2013
(unaudited)

	Three months ended March 31,
(in thousands)	2013	2012
PROFITABILITY MEASURES
Net interest margin	3.94%	4.23%
Efficiency ratio	75.80%	76.77%
Return on average assets	0.94%	0.75%
Return on average shareholders' equity	9.43%	8.12%
Noninterest income as a percentage of operating revenues	21.83%	22.89%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$30,420	$27,941
Loans 90 days or more past due and accruing interest	407	-
Total nonperforming loans	30,827	27,941
OREO & repossessed assets	8,420	17,224
Total nonperforming assets	$39,247	$45,165

Performing renegotiated loans	$31,619	$27,184
Classified loans	$67,677	$119,378

Charge-offs	$(822)	$(3,312)
Recoveries	420	531
Net charge-offs	$(402)	$(2,781)

Nonperforming assets to total assets	1.50%	1.84%
Nonperforming loans to total loans	1.60%	1.66%
Nonperforming loans and OREO to total loans and OREO	2.03%	2.66%
Allowance for loan and credit losses to total loans	2.33%	3.15%
Allowance for loan and credit losses to nonperforming loans	145.57%	189.02%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$1,847	$1,604	$3,451	$742,239	0.46%
Real estate - mortgage	2,790	18,387	21,177	889,171	2.38%
Land acquisition & development	1,346	2,104	3,450	38,054	9.07%
Real estate - construction	266	-	266	46,346	0.57%
Consumer	267	446	713	157,973	0.45%
Other loans	-	1,770	1,770	52,023	3.40%
OREO & repossessed assets	6,823	1,597	8,420	8,420	-
NPAs	$13,339	$25,908	$39,247	$1,934,226	2.03%

Total loans	$1,390,266	$535,540	$1,925,806
Total loans and OREO	1,397,089	537,137	1,934,226
Nonperforming loans to loans	0.47%	4.54%	1.60%
Nonperforming loans and OREO to total loans and OREO	0.95%	4.82%	2.03%

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CoBiz Financial Inc.
March 31, 2013
(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands)	2013	2012	2012	2012	2012

COMMERCIAL BANKING
Income Statement
Total interest income	$25,958	$26,158	$26,364	$26,759	$26,476
Total interest expense	1,424	1,577	1,730	1,766	1,813
Net interest income	24,534	24,581	24,634	24,993	24,663
Provision for loan losses	(1,031)	(18)	(2,324)	(1,841)	637
Net interest income (loss) after provision	25,565	24,599	26,958	26,834	24,026
Noninterest income	2,681	3,756	2,495	2,965	3,430
Noninterest expense	8,215	8,631	7,261	7,424	9,648
Operating income	20,031	19,724	22,192	22,375	17,808
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	7,149	7,226	8,374	8,161	6,523
Net income (loss) before management
fees and overhead allocations	$12,882	$12,498	$13,818	$14,214	$11,285
Management fees and overhead
allocations, net of tax	5,477	4,806	5,704	5,377	4,718
Net income	$7,405	$7,692	$8,114	$8,837	$6,567

INVESTMENT BANKING
Income Statement
Total interest income	$1	$1	$1	$1	$3
Total interest expense	-	-	-	-	-
Net interest income	1	1	1	1	3
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	1	1	1	1	3
Noninterest income	66	3,358	253	148	74
Noninterest expense	845	1,630	833	823	871
Operating income	(778)	1,729	(579)	(674)	(794)
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	(314)	679	(266)	(260)	(303)
Net income (loss) before management
fees and overhead allocations	$(464)	$1,050	$(313)	$(414)	$(491)
Management fees and overhead
allocations, net of tax	40	36	33	41	40
Net income (loss)	$(504)	$1,014	$(346)	$(455)	$(531)

WEALTH MANAGEMENT
Income Statement
Total interest income	$1	$-	$-	$-	$-
Total interest expense	10	8	10	13	8
Net interest income	(9)	(8)	(10)	(13)	(8)
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	(9)	(8)	(10)	(13)	(8)
Noninterest income	1,112	1,109	1,176	951	967
Noninterest expense	1,059	1,372	1,050	1,176	1,127
Operating income	44	(271)	116	(238)	(168)
Amortization of intangibles	22	22	22	22	22
Provision (benefit) for income taxes	15	(112)	32	(107)	(62)
Net income (loss) from continuing operations	7	(181)	62	(153)	(128)
Income (loss) from discontinued operations, net of tax	173	453	(125)	(45)	41
Net income (loss) before management
fees and overhead allocations	$180	$272	$(63)	$(198)	$(87)
Management fees and overhead
allocations, net of tax	105	165	150	161	165
Net income (loss)	$75	$107	$(213)	$(359)	$(252)

10 | Page

CoBiz Financial Inc.
March 31, 2013
(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands)	2013	2012	2012	2012	2012

INSURANCE
Income Statement
Total interest income	$1	$1	$2	$1	$-
Total interest expense	5	2	-	-	-
Net interest income	(4)	(1)	2	1	-
Provision for loan losses	-	-	-	-	-
Net interest income (loss) after provision	(4)	(1)	2	1	-
Noninterest income	2,510	2,341	2,412	2,517	2,410
Noninterest expense	2,315	2,276	2,201	2,208	2,217
Operating income	191	64	213	310	193
Amortization of intangibles	178	172	243	110	111
Provision (benefit) for income taxes	79	(40)	(9)	81	36
Net income (loss) before management
fees and overhead allocations	$(66)	$(68)	$(21)	$119	$46
Management fees and overhead
allocations, net of tax	116	92	86	107	103
Net income (loss)	$(182)	$(160)	$(107)	$12	$(57)

CORPORATE SUPPORT AND OTHER
Income Statement
Total interest income	$91	$83	$82	$81	$115
Total interest expense	1,428	1,452	1,462	1,439	1,470
Net interest income	(1,337)	(1,369)	(1,380)	(1,358)	(1,355)
Provision for loan losses	(559)	(319)	(182)	21	(707)
Net interest income (loss) after provision	(778)	(1,050)	(1,198)	(1,379)	(648)
Noninterest income	107	108	64	(11)	36
Noninterest expense	9,947	9,105	10,348	10,826	9,415
Operating income	(10,618)	(10,047)	(11,482)	(12,216)	(10,027)
Amortization of intangibles	-	-	-	-	-
Provision (benefit) for income taxes	(4,135)	(3,826)	(4,410)	(4,645)	(3,814)
Net income (loss) before management
fees and overhead allocations	$(6,483)	$(6,221)	$(7,072)	$(7,571)	$(6,213)
Management fees and overhead
allocations, net of tax	(5,738)	(5,099)	(5,973)	(5,686)	(5,026)
Net income (loss)	$(745)	$(1,122)	$(1,099)	$(1,885)	$(1,187)

CONSOLIDATED
Income Statement
Total interest income	$26,052	$26,243	$26,449	$26,842	$26,594
Total interest expense	2,867	3,039	3,202	3,218	3,291
Net interest income	23,185	23,204	23,247	23,624	23,303
Provision for loan losses	(1,590)	(337)	(2,506)	(1,820)	(70)
Net interest income (loss) after provision	24,775	23,541	25,753	25,444	23,373
Noninterest income	6,476	10,672	6,400	6,570	6,917
Noninterest expense	22,381	23,014	21,693	22,457	23,278
Operating income	8,870	11,199	10,460	9,557	7,012
Amortization of intangibles	200	194	265	132	133
Provision (benefit) for income taxes	2,794	3,927	3,721	3,230	2,380
Net income (loss) from continuing operations	5,876	7,078	6,474	6,195	4,499
Income (loss) from discontinued operations, net of tax	173	453	(125)	(45)	41
Net income (loss) before management
fees and overhead allocations	$6,049	$7,531	$6,349	$6,150	$4,540
Management fees and overhead
allocations, net of tax	-	-	-	-	-
Net income	$6,049	$7,531	$6,349	$6,150	$4,540

11 | Page

CoBiz Financial Inc.
March 31, 2013
(unaudited)

	Three months ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands, except per share amounts)	2013	2012	2012	2012	2012
Interest income	$26,052	$26,243	$26,449	$26,842	$26,594
Interest expense	2,867	3,039	3,202	3,218	3,291
Net interest income before provision	23,185	23,204	23,247	23,624	23,303
Provision for loan losses	(1,590)	(337)	(2,506)	(1,820)	(70)
Net interest income after provision	24,775	23,541	25,753	25,444	23,373
Noninterest income:
Deposit service charges	$1,328	$1,220	$1,218	$1,221	$1,244
Investment advisory income	1,112	1,109	1,176	951	967
Insurance income	2,510	2,341	2,412	2,517	2,410
Investment banking income	66	3,358	253	148	74
Other income	1,460	2,644	1,341	1,733	2,222
Total noninterest income	6,476	10,672	6,400	6,570	6,917
Noninterest expense:
Salaries and employee benefits	$14,484	$15,526	$14,004	$13,790	$14,675
Stock-based compensation expense	748	450	499	511	480
Occupancy expenses, premises and equipment	3,304	3,393	3,307	3,335	3,436
Amortization of intangibles	200	193	265	133	133
Other operating expenses	3,926	4,331	3,818	4,291	4,234
Net loss on securities, other assets and OREO	(81)	(685)	65	529	453
Total noninterest expense	22,581	23,208	21,958	22,589	23,411
Net income before income taxes	8,670	11,005	10,195	9,425	6,879
Provision for income taxes	2,794	3,927	3,721	3,230	2,380
Net income from continuing operations	5,876	7,078	6,474	6,195	4,499
Income (loss) from discontinued operations, net of tax	173	453	(125)	(45)	41
Net income	$6,049	$7,531	$6,349	$6,150	$4,540

Preferred stock dividends	(514)	(664)	(717)	(717)	(717)
Net income available to common shareholders	$5,535	$6,867	$5,632	$5,433	$3,823

Earnings per common share
Basic	$0.14	$0.17	$0.14	$0.14	$0.10
Diluted	$0.14	$0.17	$0.14	$0.14	$0.10

PROFITABILITY MEASURES
Net interest margin	3.94%	3.89%	4.00%	4.19%	4.23%
Efficiency ratio	75.80%	70.30%	75.28%	74.32%	76.77%
Return on average assets	0.94%	1.15%	1.00%	1.00%	0.75%
Return on average shareholders' equity	9.43%	11.77%	10.23%	10.22%	8.12%
Noninterest income as a percentage of operating revenues	21.83%	31.50%	21.59%	21.76%	22.89%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,197	39,790	39,729	39,708	39,697
Diluted weighted average common shares outstanding (in thousands)	39,362	39,164	39,122	39,029	37,154
Book value per common share	$5.13	$5.02	$4.88	$4.69	$4.59
Tangible book value per common share *	$5.05	$4.93	$4.80	$4.60	$4.51

Tangible common equity to tangible assets *	7.75%	7.40%	7.45%	7.23%	7.29%
Tangible equity to tangible assets *	9.94%	9.56%	9.69%	9.50%	9.63%
Tier 1 capital ratio	**	14.29%	15.08%	15.01%	14.93%
Total risk based capital ratio	**	16.51%	17.35%	17.32%	17.28%

* See accompanying Non-GAAP reconciliation.
** Ratios unavailable at the time of release.

12 | Page

CoBiz Financial Inc.
March 31, 2013
(unaudited)

	At
	March 31,	December 31,	September 30,	June 30,	March 31,
(in thousands)	2013	2012	2012	2012	2012
PERIOD END BALANCES
Total assets	$2,620,512	$2,653,641	$2,559,954	$2,530,133	$2,458,289
Loans	1,925,806	1,926,432	1,811,407	1,766,688	1,678,447
Intangible assets	3,373	3,573	3,148	3,439	3,239
Deposits	2,065,103	2,129,260	2,048,776	1,946,989	1,903,964
Subordinated debentures	93,150	93,150	93,150	93,150	93,150
Common shareholders' equity	206,179	199,713	193,692	186,097	182,291
Total shareholders' equity	263,517	257,051	251,030	243,435	239,629
Interest-earning assets	2,449,800	2,473,847	2,382,653	2,355,707	2,284,829
Interest-bearing liabilities	1,487,799	1,490,901	1,443,399	1,480,256	1,460,302

LOANS
Commercial	$742,239	$729,442	$663,880	$628,327	$594,812
Real estate - mortgage	889,171	880,377	850,824	832,641	805,694
Land acquisition & development	38,054	53,562	54,220	56,455	58,218
Real estate - construction	46,346	67,022	56,180	65,761	57,422
Consumer	157,973	149,638	137,299	132,510	116,833
Other	52,023	46,391	49,004	50,994	45,468
Gross loans	1,925,806	1,926,432	1,811,407	1,766,688	1,678,447
Less allowance for loan losses	(44,874)	(46,866)	(46,437)	(51,101)	(52,778)
Total net loans	$1,880,932	$1,879,566	$1,764,970	$1,715,587	$1,625,669

DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
NOW and money market	$846,204	$866,250	$813,202	$767,102	$768,620
Interest-bearing demand	118,085	118,433	117,915	115,684	115,377
Savings	11,429	24,813	10,659	10,278	10,978
Certificates of deposits under $100	29,889	30,058	30,574	31,399	32,231
Certificates of deposits $100 and over	143,529	148,184	162,595	166,938	165,798
Reciprocal CDARS	81,631	82,127	90,468	94,336	87,978
Total interest-bearing deposits	1,230,767	1,269,865	1,225,413	1,185,737	1,180,982
Noninterest-bearing demand deposits	834,337	859,395	823,363	761,252	722,982
Customer repurchase agreements	124,882	127,887	124,836	127,144	118,499
Total deposits and customer repurchase agreements	$2,189,986	$2,257,147	$2,173,612	$2,074,133	$2,022,463

BALANCE SHEET AVERAGES
Average assets	$2,616,170	$2,600,083	$2,529,999	$2,476,936	$2,424,709
Average loans	1,914,542	1,831,430	1,780,352	1,712,917	1,647,846
Average deposits	2,060,274	2,062,306	1,979,267	1,893,456	1,886,707
Average subordinated debentures	93,150	93,150	93,150	93,150	93,150
Average shareholders' equity	260,030	254,455	246,783	242,098	224,899
Average interest-earning assets	2,447,867	2,430,196	2,365,965	2,310,064	2,248,628
Average interest-bearing liabilities	1,494,590	1,477,566	1,468,194	1,481,794	1,444,649

ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$46,866	$46,437	$51,101	$52,778	$55,629
Provision for loan losses	(1,590)	(337)	(2,506)	(1,820)	(70)
Net recovery (charge-off)	(402)	766	(2,158)	143	(2,781)
Ending allowance for loan losses	$44,874	$46,866	$46,437	$51,101	$52,778

Beginning allowance for credit losses	$-	$35	$35	$35	$35
Provision for credit losses	-	(35)	-	-	-
Ending allowance for credit losses	$-	$-	$35	$35	$35

Total provision for loan and credit losses	$(1,590)	$(372)	$(2,506)	$(1,820)	$(70)

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$30,420	$19,677	$19,471	$24,950	$27,941
Loans 90 days or more past due and accruing interest	407	35	1,183	-	-
Total nonperforming loans	30,827	19,712	20,654	24,950	27,941
OREO and repossessed assets	8,420	10,577	13,619	13,651	17,224
Total nonperforming assets	$39,247	$30,289	$34,273	$38,601	$45,165

Performing renegotiated loans	$31,619	$43,321	$34,637	$36,010	$27,184
Classified loans	$67,677	$81,205	$90,882	$98,136	$119,378

ASSET QUALITY MEASURES
Nonperforming assets to total assets	1.50%	1.14%	1.34%	1.53%	1.84%
Nonperforming loans to total loans	1.60%	1.02%	1.14%	1.41%	1.66%
Nonperforming loans and OREO to total loans and OREO	2.03%	1.56%	1.88%	2.17%	2.66%
Allowance for loan and credit losses to total loans	2.33%	2.43%	2.57%	2.89%	3.15%
Allowance for loan and credit losses to nonperforming loans	145.57%	237.75%	225.00%	204.95%	189.02%

13 | Page

CoBiz Financial Inc.
March 31, 2013
(unaudited)

	For the three months ended,
	March 31, 2013			December 31, 2012			March 31, 2012
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$16,738	$27	0.65%	$59,059	$38	0.25%	$21,276	$26	0.48%
Investment securities	563,461	4,297	3.05%	586,482	4,276	2.92%	634,960	5,399	3.40%
Loans	1,914,542	22,340	4.67%	1,831,430	22,496	4.81%	1,647,846	21,536	5.17%
Allowance for loan losses	(46,874)			(46,775)			(55,454)
Total interest-earning assets	$2,447,867	$26,664	4.27%	$2,430,196	$26,810	4.24%	$2,248,628	$26,961	4.63%

Noninterest-earning assets	168,303			169,887			176,081
Total assets	$2,616,170			$2,600,083			$2,424,709

Liabilities and Shareholders' Equity
Deposits
NOW and money market	$846,187	$790	0.38%	$834,026	$861	0.41%	$766,870	$988	0.52%
Interest-bearing demand	118,934	123	0.42%	117,844	138	0.47%	102,894	156	0.61%
Savings	18,488	3	0.07%	12,860	3	0.09%	10,882	3	0.11%
Certificates of deposit
Reciprocal	81,957	94	0.47%	84,840	104	0.49%	89,480	113	0.51%
Under $100	29,764	40	0.55%	30,442	44	0.58%	33,360	59	0.71%
$100 and over	144,534	239	0.67%	154,821	270	0.69%	167,463	327	0.79%
Total interest-bearing deposits	$1,239,864	$1,289	0.42%	$1,234,833	$1,420	0.46%	$1,170,949	$1,646	0.57%
Other borrowings
Securities sold under agreements to repurchase	144,737	84	0.23%	147,773	100	0.26%	131,072	107	0.32%
Other short-term borrowings	16,839	10	0.24%	1,810	1	0.22%	49,478	36	0.29%
Long term-debt	93,150	1,484	6.37%	93,150	1,518	6.38%	93,150	1,502	6.38%
Total interest-bearing liabilities	$1,494,590	$2,867	0.77%	$1,477,566	$3,039	0.81%	$1,444,649	$3,291	0.91%
Noninterest-bearing demand accounts	820,410			827,473			715,758
Total deposits and interest-bearing liabilities	2,315,000			2,305,039			2,160,407
Other noninterest-bearing liabilities	41,140			40,589			39,403
Total liabilities	2,356,140			2,345,628			2,199,810
Total equity	260,030			254,455			224,899
Total liabilities and equity	$2,616,170			$2,600,083			$2,424,709
Net interest income - taxable equivalent		$23,797			$23,771			$23,670
Net interest spread			3.50%			3.43%			3.72%
Net interest margin			3.94%			3.89%			4.23%
Ratio of average interest-earning assets to
average interest-bearing liabilities	163.78%			164.47%			155.65%

14 | Page

CoBiz Financial Inc.
March 31, 2013
(unaudited)

Reconciliation of Non-GAAP Measures to GAAP
(in thousands, except per share amounts)

The Company believes these Non-GAAP measurements are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These Non-GAAP measurements are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to Non-GAAP performance measures that may be presented by other companies.

The following table includes Non-GAAP financial measurements related to tangible equity, tangible common equity, and tangible assets.  These items have been adjusted to exclude intangible assets and preferred stock.

		At
		March 31,	December 31,	September 30,	June 30,	March 31,
		2013	2012	2012	2012	2012

	Shareholders' equity as reported - GAAP	$263,517	$257,051	$251,030	$243,435	$239,629
	Intangible assets	(3,373)	(3,573)	(3,148)	(3,439)	(3,239)

A	Tangible equity - Non-GAAP	260,144	253,478	247,882	239,996	236,390
	Preferred stock	(57,338)	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - Non-GAAP	$202,806	$196,140	$190,544	$182,658	$179,052

	Total assets as reported - GAAP	$2,620,512	$2,653,641	$2,559,954	$2,530,133	$2,458,289
	Intangible assets	(3,373)	(3,573)	(3,148)	(3,439)	(3,239)

C	Total tangible assets - Non-GAAP	$2,617,139	$2,650,068	$2,556,806	$2,526,694	$2,455,050

D	Common shares outstanding	40,197	39,790	39,729	39,708	39,697

B / C	Tangible common equity to tangible assets - Non-GAAP	7.75%	7.40%	7.45%	7.23%	7.29%
A / C	Tangible equity to tangible assets - Non-GAAP	9.94%	9.56%	9.69%	9.50%	9.63%
B / D	Tangible book value per common share - Non-GAAP	$5.05	$4.93	$4.80	$4.60	$4.51

15 | Page